SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 7, 2016

FTI CONSULTING, INC.

(Exact Name of Registrant as Specified in Charter)

Maryland	001-14875	52-1261113
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1101 K Street NW,

Washington, D.C. 20005

(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: (202) 312-9100

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 5.02. Departure of Directors or Certain Officer; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

(d) Effective March 7, 2016, the Board of Directors (the “Board”) of FTI Consulting, Inc. (“FTI Consulting”) elected Laureen E. Seeger, age 54, as an independent director of FTI Consulting. Ms. Seeger fills the vacancy created by Board action effective March 7, 2016, increasing the overall size of the Board to nine directors from eight directors. As of the date of this Current Report on Form 8-K, Ms. Seeger is not a party to any transaction that is required to be reported pursuant to Item 404(a) of Regulation S-K promulgated under the Securities Act of 1933, as amended, there are no family relationships among Ms. Seeger and any director or officer of FTI Consulting, and there are no arrangements or understandings between Ms. Seeger and any other persons pursuant to which Ms. Seeger was selected as a director. Effective March 7, 2016, the Board appointed Ms. Seeger as a member of the Compensation Committee and Nominating and Corporate Governance Committee of the Board.

Under the FTI Consulting, Inc. Non-Employee Director Compensation Plan, as amended and restated effective January 1, 2016 (the “Restated Director Plan”), Ms. Seeger will be eligible to receive, as of the date of her election as a director, a prorated portion of annual compensation payable to non-employee directors, as follows: (i) annual cash retainer of $50,000 and (ii) annual restricted stock award of $250,000. The Restated Director Plan was filed with the Securities and Exchange Commission (the “SEC”) on February 25, 2016 as an exhibit to FTI Consulting’s Annual Report on Form 10-K for the year ended December 31, 2015 and is hereby incorporated by reference herein. A description of the amounts and forms of compensation payable pursuant to the Restated Director Plan was included in FTI Consulting’s proxy statement for the 2015 annual meeting of stockholders filed with the SEC on April 21, 2015 and is hereby incorporated by reference herein.

The Restated Director Plan amends (i) the definition of Change in Control and (ii) incorporates a double-trigger Change in Control standard to provide that unvested equity awards will not vest on a Change in Control unless the individual ceases to be a director within one year of such Change in Control, in order to conform to the terms of the FTI Consulting, Inc. 2009 Omnibus Incentive Compensation Plan, as amended and restated effective June 3, 2015, which was filed with the SEC on April 21, 2015 as an Exhibit to FTI Consulting’s proxy statement for the 2015 annual meeting of stockholders.

ITEM. 7.01. Regulation FD Disclosure

On March 7, 2016, FTI Consulting issued a press release announcing the election of Ms. Seeger as a director. A copy of the press release is furnished as Exhibit 99.1 to this Current Report on Form 8-K and is hereby incorporated herein by reference.

ITEM 9.01. Financial Statements and Exhibits

(d) Exhibits.

99.1 Press Release dated March 7, 2016, of FTI Consulting, Inc.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, FTI Consulting, Inc. has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

FTI CONSULTING, INC.
Dated: March 7, 2016
	By:	/s/ CURTIS LU
Name: Curtis Lu
Title: General Counsel

EXHIBIT INDEX

Exhibit No.	Description

99.1	Press Release dated March 7, 2016, of FTI Consulting, Inc.

1